Components of Income Tax (Detail) ¥ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Income Tax Disclosure [Abstract]
Current income tax	$ 649	¥ 4,224	¥ 3,462	¥ 3,214
Income tax refund due to reduced tax rate	(73)	(473)	(535)	0
Adjustments of deferred tax assets due to change in tax rates	1	7	(13)	80
Deferred income tax (benefit) expense	(117)	(763)	(1)	2,181
Taxation for the year	$ 460	¥ 2,995	¥ 2,913	¥ 5,475